EMPLOYMENT AGREEMENT


     This Employment Agreement (the "Agreement") is made and entered into effective as of the 1st day of August, 1997, by and between Sandy Home Health, Inc., a Utah corporation ("Employer"), and John E. Anderson ("Employee").

                              W I T N E S S E T H:

     WHEREAS, Employer desires to employ Employee as provided herein, and Employee desires to accept such employment; and

     WHEREAS, Employee shall, as an employee of Employer, have access to confidential information with respect to Employer and its affiliates;

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Employment. Employer hereby employs Employee and Employee hereby accepts employment with Employer upon the terms and conditions hereinafter set forth.

     2. Duties. Subject to the power of the Board of Directors of Employer to elect and remove officers, Employee shall serve Employer as President of Employer and shall perform, faithfully and diligently, the services and functions relating to such office or otherwise reasonably incident to such office as may be designated from time to time by the Board of Directors of Employer; provided, however, that all such services and functions shall be reasonable and within the Employee's area of expertise. Employee shall perform his duties principally at the offices of Employer located in St. George, Utah, with such limited travel to such other locations from time to time as the Board of Directors of Employer may reasonably prescribe. Employee shall devote his full time, attention, energies and business efforts to his duties hereunder and to the promotion of the business and interests of Employer and its affiliates. The foregoing provision shall not be construed to prohibit Employee's passive investments; provided that such activities do not detract in any material respect from the performance of Employee's duties hereunder.

     3. Term. The term of this Agreement shall commence as of the date hereof and shall end on June 30, 2000, unless earlier terminated pursuant to the terms hereof, and shall be extendable to June 30, 2003, in the sole discretion of Employer (the "Term").

     4. Compensation. As compensation for his services rendered under this Agreement, during the Term, Employee shall be entitled to receive the following:


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          (a)  Salary.  Employee  shall be paid an annual  salary as provided in
     Exhibit A attached hereto.

          (b) Vacation and Benefits. Employee shall be entitled to and shall receive such group benefits as Employer may provide to its other employees at comparable salaries and responsibilities of Employee.

          (c) Bonus. Employee shall also be entitled to receive bonuses as provided by the Board of Directors of the Employer.

          (d) Expenses. Employer shall reimburse Employee for all reasonable and necessary out-of-pocket travel and other expenses incurred by Employee in rendering services required under this Agreement, on a monthly basis upon submission of a detailed monthly statement and reasonable documentation.

          (e) Additional Compensation. Such additional compensation as set forth on Exhibit A attached hereto.

          (f) Disability Insurance. Employer shall continue to pay premiums with respect to the disability insurance of Employee during the term of this Agreement at the current rate.

          (g)  Stock  Options.  In the  event  Employer's  ultimate  parent,  MB
     Software Corporation ("MB"), shall adopt a stock option plan for its executive officers, MB shall make available to Employee options for the common stock of MB on the terms and subject to the conditions on which such options are made available to executive employees of MB or its affiliates with responsibilities similar in scope to those of Employee.

     5. Confidentiality.

          (a) Acknowledgment of Proprietary Interest. Employee recognizes the proprietary interest of Employer and its affiliates in any Trade Secrets (as hereinafter defined) of Employer and its affiliates. Employee acknowledges and agrees that any and all Trade Secrets currently known by Employee or learned by Employee during the course of his engagement by
     Employer or otherwise, whether developed by Employee alone or in conjunction with others or otherwise, shall be and is the property of Employer and its affiliates. Employee further acknowledges and understands that his disclosure of any Trade Secrets will result in irreparable injury and damage to Employer and its affiliates. As used herein, "Trade Secrets" means all confidential and proprietary information of Employer and its affiliates, now owned or hereafter acquired, including, without limitation, information derived from reports, investigations, experiments, research, work in progress, drawing, designs, plans, proposals, codes, marketing and sales programs, client lists, client mailing lists, financial projections, cost summaries, pricing formula, and all other concepts, ideas, materials, or information prepared or performed for or by Employer or its affiliates and

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     information  related to the business,  products or sales of Employer or its affiliates, or any of their respective customers, other than information which is otherwise publicly available; provided, however, "Trade Secrets" does not include any information that is known or readily obtainable by other home care providers or is otherwise known to persons not employed by Employee.

          (b) Covenant Not-to-Divulge Trade Secrets. Employee acknowledges and agrees that Employer and its affiliates are entitled to prevent the disclosure of Trade Secrets. As a portion of the consideration for the employment of Employee and for the compensation being paid to Employee by Employer, Employee agrees at all times during the Term and thereafter to hold in strict confidence and not to disclose or allow to be disclosed to any person, firm or corporation, other than to persons engaged by Employer and its affiliates to further the business of Employer and its affiliates, and not to use except in the pursuit of the business of Employer and its affiliates, the Trade Secrets, without the prior written consent of Employer, including Trade Secrets developed by Employee.

          (c) Return of Materials at Termination. In the event of any termination or cessation of his employment with Employer for any reason whatsoever, Employee will promptly deliver to Employer all documents, data and other information pertaining to Trade Secrets. Employee shall not take any documents or other information, or any reproduction or excerpt thereof, containing or pertaining to any Trade Secrets.

          (d) Competition During Employment. Employee agrees that during the Term, neither he, nor any of his affiliates, will directly or indirectly compete with Employer or its affiliates in any way, and that he will not act as an officer, director, employee, consultant, shareholder, lender, or agent of any entity which is engaged in any business of the same nature as, or in competition with, the businesses being conducted by Employer and its affiliates (as used herein, a business is engaged in competition with the business being conducted by Employer and its affiliates if it is involved in the home health care business in the State of Utah, or any other State where the Employer or its affiliates conduct business during the Term); provided, however, that this Section 5(d) shall not prohibit Employee or any of his affiliates from purchasing or holding an aggregate equity interest of up to 1%, so long as Employee and his affiliates combined do not purchase or hold an aggregate equity interest of more than 5%, in any business in competition with Employer and its affiliates. Furthermore, Employee agrees that during the Term, he will undertake no planning for the organization of any business activity competitive with the work he performs as an employee of Employer and Employee will not combine or conspire with any other employees of Employer and its affiliates for the purpose of the organization of any such competitive business activity.

     6. Prohibition on Disparaging Remarks. Employee shall, from the date of this Agreement on, refrain from making disparaging, negative or other similar remarks concerning Employer or any of its affiliates to any third party. Similarly, Employer and its affiliates shall from

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the date of this  Agreement  on,  refrain from making  disparaging,  negative or other similar remarks concerning Employee to any third party.

     7. Termination. This Agreement and the employment relationship created hereby shall terminate upon the occurrence of any of the following events:

          (a) On June 30, 2000 (unless extended by Employer);

          (b) The death of Employee;

          (c) The "disability" (as hereinafter defined) of Employee;

          (d) Written notice to Employee from Employer of termination for "just cause" (as hereinafter defined);

          (e) Written notice to Employee from Employer of termination for any reason other than "just cause;"

          (f) 60 days prior written notice to Employer from Employee of termination; or

          (g) Breach by Employer of any provision of this Agreement.

     For purposes of Section 7(c) above, the "disability" of Employee shall mean his inability, because of mental or physical illness or incapacity, to perform his duties under this Agreement for a continuous period of 120 days or for 120 days out of a 150-day period.

     For purposes of Section 7(d) above, "just cause" shall mean (a) the failure or inability for any reason (other than disability) of Employee to devote his full business time to the businesses of Employer and its affiliates, except as permitted hereby, (b) the commission by Employee of any act involving moral turpitude or the commission by Employee of any act or the suffering by Employee of any occurrence or state of facts, which renders Employee incapable of performing his duties under this Agreement (other than disability), or adversely affects or could be expected to adversely affect Employer's business reputation,
(c) Employee's being convicted of a felony, (d) any breach by Employee of any of the terms of, or the failure to perform any material covenant contained in, this Agreement and following notice thereof from Employer to Employee, Employee does not cure such breach or failure within fifteen (15) days thereafter; provided, however, that Employee will not be entitled to cure any breach or failure under this subclause (d) more than one time in any consecutive three month period, or
(e) the violation by Employee of reasonable instructions or policies established by Employer or its affiliates which have been communicated to Employee with respect to the operation of their businesses and affairs or Employee's failure to carry out the reasonable instructions of the Board of Directors of Employer or MB or any of their affiliates and following notice thereof from Employer to Employee, Employee does not cure any such violation or failure within fifteen
(15) days thereafter; provided, however, that Employee will not be entitled to cure any

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violation  or  failure  under  this  subclause  (e)  more  than  one time in any consecutive three month period.

     Notwithstanding anything to the contrary in this Agreement, the provisions of Sections 5 and 6 above shall survive any termination, for whatever reason, of Employee's employment under this Agreement. In the event of the termination of Employee's employment prior to June 30, 2000, Employee shall be entitled only to the compensation earned by him as of the date of termination, except that if Employee's employment is terminated pursuant to Section 7(e) or Section 7(g) above, Employee shall be entitled to receive the compensation then payable pursuant to Section 4(a) until June 30, 2000.

     8. Remedies. Employee and Employer and their affiliates recognize and acknowledge that in the event of any default in, or breach of any of, the terms, conditions or provisions of this Agreement (either actual or threatened) by the other remedies at law shall be inadequate. Accordingly, Employee and Employer and their affiliates agree that in such event, each of them and their respective affiliates shall have the right of specific performance and/or injunctive relief in addition to any and all other remedies and rights at law, in equity or provided herein, and such rights and remedies shall be cumulative.

     9. Acknowledgments. Employee acknowledges and recognizes that the enforcement of any of the provisions set forth in Section 5 and 6 above by Employer and its affiliates will not interfere with Employee's ability to pursue a proper livelihood. Employee recognizes and agrees that the enforcement of this Agreement is necessary to ensure the preservation and continuity of the business and good will of Employer and its affiliates.

     10. Notices. Any notices, consents, demands, requests, approvals and other communications to be given under this Agreement by either party to the other shall be deemed to have been duly given if given in writing and personally delivered or sent by facsimile transmission, courier service, overnight delivery service or by mail, registered or certified, postage prepaid with return receipt requested, as follows:

         If to Employer:            c/o MB Software Corporation
                                     2225 E. Randol Mill Rd.
                                     Suite 305
                                     Arlington, Texas  76011
                                     Attn:  Scott A. Haire
                                     Fax No.: (817) 633-9409

         If to Employee:            John E. Anderson
                                    1310 Casper Circle
                                    St. George, Utah 84790


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Notices delivered  personally or by facsimile  transmission,  courier service or overnight delivery shall be deemed communicated as of actual receipt; mailed notices shall be deemed communicated as of three days after the date of mailing.

     11. Entire Agreement. This Agreement contains the entire agreement of the parties hereto and supersedes all prior agreements and understandings, oral or written between the parties hereto. No modification or amendment of any of the terms, conditions or provisions herein may be made otherwise than by written agreement signed by the parties hereto.

     12. Governing Law and Venue. THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE INTERPRETED, CONSTRUED, AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF UTAH, WITHOUT REGARD TO ITS CHOICE OF LAW PRINCIPLES.

     13. Parties Bound. This Agreement and the rights and obligations hereunder shall be binding upon and inure to the benefit of Employer and Employee, and their respective heirs, personal representatives, successors and assigns. Employer shall have the right to assign this Agreement to any affiliate or to its successors or assigns. The terms "successors" and "assigns" shall include any person, corporation, partnership or other entity that buys all or substantially all of Employer's assets or all of its stock, or with which Employer merges or consolidates. The rights, duties or benefits to Employee hereunder are personal to him, and no such right or benefit may be assigned by him. The parties hereto acknowledge and agree that Employer's affiliates are third-party beneficiaries of the covenants and agreements of Employee set forth in Sections 5 and 6 above.

     14. Estate. If Employee dies prior to the payment of all sums owed, or to be owed, to Employee pursuant to Section 4 above, then such sums, as they become due, shall be paid to Employee's estate.

     15. Enforceability. If, for any reason, any provision contained in this Agreement should be held invalid in part by a court of competent jurisdiction, then it is the intent of each of the parties hereto that the balance of this Agreement be enforced to the fullest extent permitted by applicable law. Accordingly, should a court of competent jurisdiction determine that the scope of any covenant is too broad to be enforced as written, it is the intent of each of the parties that the court should reform such covenant to such narrower scope as it determines enforceable.

     16. Waiver of Breach. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach by any party.

     17. Captions. The captions in this Agreement are for convenience of reference only and shall not limit or otherwise affect any of the terms or provisions hereof.


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     18.  Costs.  If any action at law or in equity is  necessary  to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which he or it may be entitled.

     19. Other Obligations. Employee represents and warrants that he is not subject to any agreement which would be violated or breached as a direct or indirect result of Employee executing this Agreement or Employee becoming an employee of Employer.

     20. Affiliate. An "affiliate" of any party hereto shall mean any person controlling, controlled by or under common control with such party.

     21.   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument, but only one of which need be produced.

     22. Attorneys Fees. Each party shall bear its own attorneys' fees incurred in connection with this transaction; provided that in the event of a dispute regarding any breach of the terms hereof, the prevailing party shall be entitled to have its attorneys' fees paid by the non-prevailing party.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                              SANDY HOME HEALTH, INC.



                                              By:  /s/ Scott A. Haire
                                                   ------------------
                                              Its:  President



                                                  /s/ John E. Anderson
                                                  --------------------
                                                  John E. Anderson




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                                    EXHIBIT A
                                    ---------


   1.    Position:                  President/Administrator

   2.    Base Salary:               $110,648 annually, payable in prorated bi-
                                    weekly installments on the regularly
                                    scheduled payday for all employees of
                                    Employer, in accordance with the currently
                                    effective policy of Employer, to begin with
                                    the first regularly scheduled payday following
                                    the date of this Agreement, subject to annual
                                    upward adjustments as determined by the
                                    Board of Directors.

   3.    Bonus Compensation:        $25,000 bonus for the first year of this
                                    agreement, payable fourteen (14) days after
                                    execution of this Agreement.

   4.    Benefits:                  As provided in Employer's employee
                                    handbook from time to time, and as provided
                                    to Employer's other employees from time to
                                    time, without reduction except with
                                    Employee's consent, Employee to be entitled
                                    to four weeks vacation per year, including the
                                    first year of this Agreement.

   5.    Retirement:                Contributions shall be made for the benefit of
                                    Employee to any retirement plan maintained
                                    by Employer or for the benefit of other
                                    employees of Employer, commensurate with
                                    the Employee's salary and position, and such
                                    additional retirement benefit program for the
                                    benefit of Employee as the Board of Directors
                                    by may from time to time determine.



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